SCHEDULE 14A
                                 RULE 14a - 101
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
[X]   Definitive Proxy Statement                 by Rule 14s-6(e)(2))

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12


                              DHB INDUSTRIES, INC.
________________________________________________________________________________
                (Name or Registrant as Specified in Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)   Aggregate number of securities to which transaction applied:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

________________________________________________________________________________

(4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)   Total fee paid:

________________________________________________________________________________

[ ]   Fee paid previously with preliminary materials:

________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

________________________________________________________________________________

(2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)   Filing Party:

________________________________________________________________________________

(4)   Date Filed:

________________________________________________________________________________

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590

                                                                   June 24, 2005

Dear Stockholder:

We will hold a Special Meeting of Stockholders at 4:00 p.m., Eastern Time, on July 29, 2005 at our Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida 33069. We look forward to greeting you personally if you are able to attend.

At the Special Meeting, you will be asked to consider and vote upon our proposed 2005 Omnibus Equity Incentive Plan. This matter is described in detail in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. Our Board of Directors recommends that you vote FOR approval of the 2005 Omnibus Equity Incentive Plan. Please refer to the Proxy Statement for detailed information on the proposed 2005 Omnibus Equity Incentive Plan and the Special Meeting. A proxy is included along with the Proxy Statement. We made copies of this Proxy Statement and form of proxy available to stockholders beginning on June 29, 2005.

Each share of our Common Stock that you own represents one vote. If you do not vote your shares, you will not have a say in this important issue to be voted on at the Special Meeting. The adoption of the 2005 Omnibus Equity Incentive Plan requires a majority of votes present or represented at the Special Meeting and entitled to vote on the matter. Many of our stockholders do not vote, so the stockholders who do vote influence the outcome of the matter in greater proportion than their actual percentage ownership. In addition, banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as approval of the 2005 Omnibus Equity Incentive Plan. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

We appreciate your cooperation, and look forward to seeing you at the Special Meeting.

                                   Sincerely,


                                   /s/ DAVID H. BROOKS
                                   ____________________________________
                                   David H. Brooks
                                   Chairman and Chief Executive Officer

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


NOTICE IS HEREBY given that a Special Meeting of Stockholders of DHB Industries, Inc. (the "Company") will be held on July 29, 2005 at 4:00 p.m., Eastern Time, at the Company's Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida 33069. The Special Meeting is being called to consider and vote upon the Company's proposed 2005 Omnibus Equity Incentive Plan.

The foregoing item is more fully described in the Proxy Statement accompanying this Notice along with the form of proxy.

Only stockholders of record at the close of business on June 24, 2005 are entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

                                                          DAWN M. SCHLEGEL
                                                          SECRETARY

Westbury, New York
June 24, 2005

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED.

                              DHB INDUSTRIES, INC.
                           400 POST AVENUE, SUITE 303
                            WESTBURY, NEW YORK 11590

                                 PROXY STATEMENT

                                  June 24, 2005


The Board of Directors of DHB Industries, Inc. (the "Company") solicits your proxy for a Special Meeting of Stockholders to be held on July 29, 2005 at 4:00 p.m., Eastern Time, at our Point Blank Body Armor facility located at 2102 S.W. 2nd Street, Pompano Beach, Florida 33069, and at any postponement or adjournment of the Special Meeting, for the purpose set forth in the "Notice of Special Meeting of Stockholders."

RECORD DATE AND SHARE OWNERSHIP

Only stockholders of record at the close of business on June 24, 2005 (the "Record Date") will be entitled to vote at the Special Meeting. At least one-third of the shares of the Company's common stock, par value $.001 per share (the "Common Stock"), outstanding on the Record Date must be present in person or by proxy to have a quorum at the Special Meeting. As of the close of business on the Record Date, 45,337,575 shares of Common Stock were outstanding and entitled to vote. We made copies of this proxy statement and form of proxy available to stockholders beginning on June 29, 2005.

SUBMITTING AND REVOKING YOUR PROXY

If you complete and submit your proxy, the person named as proxy will vote the shares of Common Stock represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the person named as proxy will vote the shares represented by your proxy FOR approval of the proposed 2005 Omnibus Equity Incentive Plan (the "2005 Plan") set forth in "Proposal 1: The Proposed 2005 Omnibus Equity Incentive Plan." Your stockholder vote is very important. Each share of Common Stock that you own represents one vote. If you do not vote your shares, you will not have a say in this important issue to be voted on at the Special Meeting. The adoption of the 2005 Plan requires a majority of votes present or represented at the Special Meeting and entitled to vote on the matter. Many of our stockholders do not vote, so the stockholders who do vote influence the outcome of the election in greater proportion than their percentage ownership. In addition, banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as approval of the 2005 Plan. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

You may revoke your proxy at any time prior to the closing of polls at the Special Meeting by giving written notice to the Secretary of the Special Meeting or by the delivery of a later dated proxy at the Special Meeting or by mail to Dawn M. Schlegel, Secretary, DHB Industries, Inc., 400 Post Avenue, Suite 303,

Westbury, New York 11590. If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions. Your presence at the Special Meeting does not itself revoke the proxy. Proxies properly executed, duly returned and not revoked, will be voted at the Special Meeting in accordance with the directions specified in the proxy.

VOTES REQUIRED TO ADOPT THE 2005  PLAN

Each share of Common Stock outstanding on the Record Date will be entitled to one vote on the approval of the 2005 Plan. Approval of the 2005 Plan will require an affirmative vote of the majority of the shares of Common Stock present or represented at the Special Meeting and entitled to vote on the matter.

For the purpose of determining whether the stockholders have approved the 2005 Plan, abstentions are treated only as shares present or represented for determining whether a quorum is present. Shares held by brokers that do not have discretionary authority to vote on the 2005 Plan and that have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved the 2005 Plan, but they are counted as present for the purpose of determining the existence of a quorum at the Special Meeting. Please note that banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf on "non-routine" proposals, such as approval of the 2005 Plan.

PROXY SOLICITATION EXPENSES

Our Board of Directors is soliciting proxies in the enclosed form, and we will pay the expenses of soliciting such proxies. Following the original mailing of the proxies and other soliciting materials, we may also solicit proxies by mail, telephone, telegraph, facsimile or in person. We do not currently expect that we will retain a proxy solicitation firm; however, we reserve the right to retain outside proxy solicitors if necessary. We will pay the costs of outside proxy solicitors if they are retained. Following the original mailing of the proxies and other soliciting materials, we will request brokers, custodians, nominees and other record holders of the Common Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, we will, upon the request of the record holders, reimburse such holders for their reasonable expenses. Solicitation will be made by mail and possibly supplemented by telephone or other personal contact by our directors, officers and regular employees without special compensation other than payment of out-of-pocket expenses.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain stockholders, we are sending only one copy of our proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If you received a householded mailing this year and you would like to have additional copies of our proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by telephone to (516) 997-1155 or mail to Dawn M. Schlegel, Secretary, DHB Industries, Inc., 400 Post Avenue, Suite 303, Westbury, New York 11590. We will promptly send additional copies of the proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the Special Meeting materials and would prefer to receive a single copy in the future. Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing shares of Common Stock at two different brokerage firms, your household will receive two copies of our Special Meeting materials--one from each brokerage firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Common Stock as of June 24, 2005, for (i) each person known by us to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each executive officer, and (iii) all of our executive officers and directors, as a group. Except as otherwise indicated, all shares are beneficially owned, and the persons named as the owners hold investment and voting power.

                                   Number of Shares
           Name                  Beneficially Owned(2)       Percent Owned(1)
__________________________       _____________________       ________________

David H. Brooks(3)                   6,963,171 (3)                15%
Jerome Krantz                           64,300 (4)                 *
Sandra L. Hatfield                     125,000 (5)                 *
Dawn M. Schlegel                        78,003 (6)                 *
Gary Nadelman                          122,125 (7)                 *
Cary Chasin                             50,000 (8)                 *
Barry Berkman                          182,200 (9)                 *
Larry Ellis                              1,000                     *
Manuel Rubio                                 -
Ishmon Burks                                 -
Marc Dien                                    -
All executive officers and
   directors, as a group
   (11 people)                       7,585,799 (10)               17% (9)

* Less than one (1%)
1. Based upon 45,337,575 shares outstanding as of June 24, 2005. In calculating the percentage owned by any individual officer or director, the number of currently exercisable warrants and options held by such individual has been included in the calculation of the percentage owned.
2. Includes options or warrants which are exercisable within 60 days after June 24, 2005.

3. Consists of 2,587,133 shares owned by a corporation, of which Mr. Brooks is president, 768,746 shares owned by a trust, of which Mr. Brooks is the trustee, 500,000 shares issuable upon conversion of Series A 12% Convertible Preferred Stock owned by Mr. Brooks, 3,057,292 shares owned by a corporation of which Mr. Brooks's wife is president, and 50,000 shares acquirable under currently exercisable warrants at a price of $5.88 per share, issued in 2004. Mr. Brooks's address is c/o 400 Post Avenue, Westbury, New York 11590.
4. Includes 50,000 shares which may be acquired under currently exercisable warrants issued in 2004 at a price of $5.88 per share.
5. Includes 125,000 shares which may be acquired under currently exercisable warrants at prices between $2.00 and $7.11 per share.
6. Includes 50,000 shares which may be acquired under currently exercisable warrants issued in 2004 at a price of $5.88 per share.
7. Includes 50,000 shares which may be acquired under currently exercisable warrants issued in 2004 at a price of $5.88 per share.
8. Includes 50,000 shares which may be acquired under currently exercisable warrants issued in 2004 at a price of $5.88 per share.
9. Includes 75,000 shares which may be acquired under currently exercisable warrants at a prices between $4.33 and $5.88 per share; 50,000 of the warrants were issued in 2004.
10. Includes 450,000 shares which may be acquired pursuant to currently exercisable warrants held by all directors and executive officers.


                                   PROPOSAL 1


                 THE PROPOSED 2005 OMNIBUS EQUITY INCENTIVE PLAN

As of December 31, 2004, we had outstanding options/warrants, and shares available for future grants of options/warrants under 1995 Stock Option Plan as follows:


                       1995 Stock Option Plan Information

                                                                                               Number of securities remaining
                                  Number of securities to be     Weighted-average exercise      available for future issuance
                                   issued upon exercise of         price of outstanding        under equity compensation plans
                                     outstanding options,          options, warrants and            (excluding securities
        Plan category                warrants and rights                  rights                  reflected in column (a))
_____________________________     __________________________     _________________________     _______________________________
                                             (a)                          (b)                            (c)
Equity compensation plans
    approved by security
    holders                              507,000                         $5.00                           -0-
Equity compensation plans not
    approved by security
    holders                                -0-                             --                            -0-
              Total                      507,000                         $5.00                           -0-


As indicated in the above table, we have previously granted options or warrants under the 1995 Stock Option Plan. The 1995 Stock Option Plan will terminate by its terms on September 30, 2005. After such date the Company will be unable to make equity incentive grants to any of its existing employees or directors. The Company believes that equity-based compensation is an important element in motivating and retaining employees. Accordingly, the Board of Directors has adopted the 2005 Plan, subject to approval by our stockholders. A copy of the 2005 Plan is included as Exhibit A to this proxy statement, and the following summary is qualified in its entirety by reference to the complete text of the 2005 Plan.

On May 6, 2005, the Company's stockholders rejected the Company's then proposed 2005 Omnibus Equity Incentive Plan (the "Rejected Plan"). The Rejected Plan is similar to the 2005 Plan except that the 2005 Plan provides for grants not to exceed 2,500,000 shares of Common Stock, as opposed to the 12,000,000 shares provided for in the Rejected Plan. The Company believes that the 2005 Plan is in our best long-term interest to incentivize and retain our employees through equity-based compensation. Under the rules of the American Stock Exchange (on which the Common Stock is traded), and certain Internal Revenue Code requirements, stockholder approval is required with respect to new equity compensation plans such as the 2005 Plan. The 2005 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Pursuant to the 2005 Plan, our officers, directors, employees and/or consultants and/or those of our subsidiaries would be able to receive incentive stock options, non-qualified stock options, restricted stock awards, deferred stock awards, bonus stock, stock appreciation rights (SARs) dividend equivalents, and/or other stock-based awards with respect to up to an aggregate of 2,500,000 shares of the Common Stock. In each fiscal year during any part of which the 2005 Plan is in effect, no participant may be granted: (i) options or stock appreciation rights with respect to more than 1,000,000 shares or (ii) restricted stock performance awards and/or other stock-based awards with respect to more than 1,000,000 shares. In addition, the maximum dollar value payable to any one participant with respect to any performance period with respect to any performance awards is $1,000,000 multiplied by the number of full years in the performance period.

On June 24, 2005, the closing price of the Common Stock was $8.77. As of June 24, 2005, a total of approximately 60 individuals would be considered for participation in and receive grants under the 2005 Plan, including the chief executive officer, the president, the chief financial officer, chief operating officer, two senior vice-presidents and the five non-executive directors. Although the Compensation Committee has not considered any potential grants under the 2005 Plan, had the 2005 Plan been in effect in 2004, it is expected that the named officers, the executive group, the non-executive director group and non-executive officer employee group would have received options grants in the amounts set forth in the table below:



                                New Plan Benefits

                       2005 Omnibus Equity Incentive Plan

           Name and Position                   Dollar Value ($)(1)       Number of Units
________________________________________       ___________________       _______________


David H. Brooks,
   Chairman and Chief Executive Officer                 -                     50,000
Sandra L. Hatfield,
   Chief Operating Officer                              -                          0
Larry Ellis,
   President                                            -                     50,000
Dawn M. Schlegel,
   Chief Financial Officer                              -                     50,000
Manuel Rubio,
   Senior Vice President -Chief of Staff                -                          0
Ishmon Burks,
   Senior Vice-President-Communications                 -                          0
Executive Group                                         -                    150,000
Non-Executive Director Group                            -                    250,000
Non-Executive Officer Employee Group                    -                     30,000


(1) The exercise price of awards to be granted under the 2005 Plan is unknown because we expect that the exercise price will be equal to the fair market value on the date of grant.



INCENTIVE STOCK OPTIONS. With respect to incentive stock options, the 2005 Plan provides that the exercise price of each such option must be at least equal to 100% of the fair market value of the Common Stock on the date that such option is granted (and 110% of fair market value in the case of stockholders who, at the time the option is granted, own more than 10% of the total outstanding Common Stock), and requires that each such option have an expiration date not later than the tenth anniversary of the date of the grant of such option (or the fifth anniversary of the date of grant in the case of 10% or more stockholders). However, with certain limited exceptions, in the event that the option holder ceases to be associated with the Company, such option holder's incentive options immediately terminate. The aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any one calendar cannot exceed $100,000. The recipient of an incentive stock option is generally not subject to tax upon the grant of the option. Provided that the option holder retains the shares acquired upon exercise of an incentive stock option until one year after the date of exercise and two years after the date of the option grant, the option holder will not recognize any taxable income from the exercise of the option (and the Company will not receive any corresponding tax deduction), and the option holder will recognize capital gain or loss upon the ultimate disposition of the option shares (with the amount of gain or loss generally computed as the difference between the exercise price and the ultimate sale price of the option shares); however, if the option holder disposes of the option shares prior to satisfying such holding periods, then the difference between the fair value of the shares at the time of exercise (or in the case of a sale, the sale price if lower) and the exercise price of the option will be treated as taxable ordinary income to the option holder (with a corresponding tax deduction to the Company, subject to certain statutory requirements) in the year in which the shares are disposed of. The difference between the fair market value of the stock purchased upon exercise of an incentive stock option and the exercise price is a preference for purposes of the alternative minimum tax.

NON-QUALIFIED STOCK OPTIONS. With respect to non-qualified stock options, the 2005 Plan requires that the exercise price of such options be at least equal to 100% of the fair market value of the Common Stock on the date that such option is granted. Non-qualified options must have an expiration date not later than the tenth anniversary of the date of the grant of such option. However, with certain limited exceptions, in the event that the option holder ceases to be associated with the Company, such option holder's non-qualified options immediately terminate. The recipient of a non-qualified option generally will not be subject to tax upon the grant of the option, but upon exercise of the option, the option holder will recognize taxable ordinary income (and the Company will, subject to certain statutory requirements, receive a corresponding tax deduction) in an amount equal to the difference between the fair value of the shares at the time of exercise and the exercise price of the option. Such ordinary income will increase the option holder's basis in the subject shares to an amount equal to the fair value of the shares at the time of exercise, and any further gain or loss upon subsequent disposition of the shares will be taxable as capital gain or loss.

STOCK APPRECIATION RIGHTS. With respect to SARs, such rights permit the holder thereof to receive, after a fixed period of time or upon termination of such holder's association with the Company (other than a termination for cause), a payment (payable, at the Company's option, either in cash, in Common Stock, in other awards under the 2005 Plan, or a combination) equal to any net appreciation in the market price of the Common Stock underlying the SARs, between the date on which the SAR was granted and the target date or the date of the termination of the holder's association with the Company. The recipient does not incur tax liability from the grant or termination of SARs, but upon exercise of or payment in respect of the SAR, the holder of the SAR recognizes ordinary income to the extent of such payment, and the Company is entitled to a corresponding tax deduction.

RESTRICTED STOCK. Restricted stock is a grant of shares of common stock which is subject to specified vesting provisions and limitations on transfer, but which immediately entitles the recipient to all rights of a stockholder with respect to those shares. Vesting is typically contingent upon the employee's continued employment for a specific period of time and/or upon the achievement of specified performance goals. Restricted stock awards are taxable as ordinary income to the recipient (with a corresponding tax deduction to the Company) from time to time as the restricted stock vests, although the recipient may elect to recognize income upon receipt of the stock (with a corresponding tax deduction to the Company). The recipient's tax basis in the restricted stock will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, and upon any disposition of the restricted stock, the difference between the sale price and the recipient's tax basis will be treated as a capital gain or loss. Restricted stock awards may be preferable to option grants because fewer shares are required to achieve the same award value based on the grant date value; however, shares of restricted stock are considered to be outstanding and will thus be included in the denominator for computing "diluted" earnings per share, and to the extent that the Company is required to account for restricted stock awards as compensation expense, this may result in lower earnings per share than the expense attributable to an option award.

DEFERRED STOCK. Deferred Stock is a grant of shares of Common Stock which becomes effective upon (and does not confer stockholder rights until) the expiration of the deferral period specified for such deferred stock award, and which may be subject to further restrictions (including a risk of forfeiture) such as achievement of performance goals, future service requirements or other requirements. The Company may satisfy its obligations in respect of a Deferred Stock award by the delivery of shares of Common Stock, cash equal to the fair market value of the subject shares, or a combination thereof. Deferred Stock awards are taxable as ordinary income to the recipient (with a corresponding tax deduction to the Company) from time to time as the deferred stock becomes vested and outstanding. The shares underlying a Deferred Stock award are not considered outstanding until such shares have become vested in accordance with the requirements of the subject award.

BONUS STOCK. Bonus stock is an award of shares of common stock which is granted as additional compensation. To the extent granted as additional compensation, bonus stock awards are taxable as ordinary income to the recipient (with the amount of income equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock), with a corresponding tax deduction to the Company. If, however, the stock is not vested when it is received under the 2005 Plan (such as, for example, if the recipient is required to remain employed with the Company for a period of time in order to have the right to sell the stock), the tax treatment will be similar to the tax treatment of restricted stock as described above.

PERFORMANCE AWARDS. The 2005 Plan also permits the grant of performance awards, which are awards (payable in cash, shares of common stock, or other awards under the Plan) that are granted subject to the achievement of performance criteria during the performance period established for the subject performance award (which performance period must not be less than twelve months or more than five years). Performance awards granted to persons whom the Compensation Committee expects will, for the year in which a deduction arises, be covered employees under Section 162(m) of the Internal Revenue Code will, if and to the extent intended by the Compensation Committee, be subject to provisions that should qualify such awards as "performance based" compensation which is not subject to the limitation on tax deductibility under Section 162(m) (See "Section 162(m)" below). Payment by the Company in respect of a performance award is made only after the end of the subject performance period, and may be paid in a lump sum or installments in accordance with the subject performance award and any procedures established by the Compensation Committee. Payments under a performance award are generally taxable as ordinary income to the recipient (with a corresponding tax deduction to the Company) from time to time as the Company makes payment in respect of such performance award.

Subject to the requirements of the 2005 Plan, the Compensation Committee will determine the terms of performance awards, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specific subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), will be used by the Compensation Committee in establishing performance goals for such performance awards: (i) earnings per share; (ii) increase in revenues or margins; (iii) increase in cash flows; (iv) operating margins; (v) return on net assets, investment, capital or equity; (vi) economic value added; (vii) direct contributions; (viii) net income; pre-tax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (ix) working capital; (x) management of fixed costs or variable costs; (xi) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xii) total stockholder returns; and (xiii) debt reduction. Any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. The Compensation Committee may exclude the impact of an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or
(iii) a change in accounting standards required by generally accepted accounting principles.

CHANGE IN CONTROL. The 2005 Plan provides that, upon a "change in control" of the Company, unless the successor company assumes the subject options or other awards under the 2005 Plan or substitutes comparable options or awards, then all future service requirements for vesting under outstanding awards under the 2005 Plan will be deemed to have been satisfied, any performance goals or conditions will be deemed earned and payable based on performance to the date of the change in control, and the remaining performance-based portion of the subject award will be converted to a restricted stock award or deferred stock award. A "change in control" is generally defined as (a) a person or group acquiring beneficial ownership of more than 50% of the outstanding common stock or combined voting power of the outstanding voting securities of the Company (unless initiated by the Company or any of its employee benefit plans); (b) any involuntary turnover of a majority of the Board of Directors of the Company within a period of twelve consecutive months or (c) any business combination to which the Company or any of its subsidiaries is a party unless (i) pre-existing stockholders of the Company beneficially own 50% or more of the outstanding common stock and combined voting power of the outstanding voting securities of the surviving corporation in such business combination, (ii) no person (other than an employee benefit plan of the Company) beneficially owns more than 50% of the outstanding common stock or combined voting power of the outstanding voting securities of the surviving corporation in such business combination, and (iii) at least a majority of the members of the board of directors of the surviving corporation were members of the Board of Directors at the time of the agreement for such business combination.

SECTION 162(M). In general, Section 162(m) of the Internal Revenue Code disallows a public company's tax deduction for compensation to covered employees (consisting of the Chief Executive Officer and other officers whose compensation is required to be disclosed in the Company's SEC filings) to the extent of compensation in excess of $1,000,000 in any year. That limitation, however, would not apply to "performance based" compensation under the 2005 Plan. The Company intends that options granted to employees who are expected to be employees covered by Section 162(m) at the time a deduction arises in connection with such options, will, either because the exercise price is no less than the fair market value of the underlying stock on the grant date or based on the performance criteria described in "Performance Awards" above, qualify as such "performance based" compensation, so that such options will not be subject to the $1,000,000 deductibility limitation. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options under the 2005 Plan will qualify as "performance based" compensation that is fully deductible by the Company. Other awards may also qualify as "performance based" compensation based on the performance criteria described in the Performance Awards described above.

ACCOUNTING. The Company does not currently account for options or warrants as compensation expense, which is optional under Statement of Financial Accounting Standards No. 123. The Financial Accounting Standards Board (the "FASB") recently adopted (and then deferred the effective date of) a rule that, in its current form, would require companies, beginning in the first fiscal year commencing after June 15, 2005, to treat all option grants as expenses at the time of grant (valuing the options by using a predictive financial model). This rule has encountered substantial opposition from many elements of the business community, and numerous members of the United States Congress, who have lobbied the Securities and Exchange Commission to further delay the effective date of the rule, and who have sponsored proposed legislation that would require the expensing of only the options granted to the five most highly compensated employees of the subject company. If the FASB rule becomes effective in its current form, the Company would be required, beginning in 2006, to estimate the future value of all equity-based compensation grants at the time of grant (using a predictive financial model), and deduct such values in calculating net income. Such a non-cash charge could have a material effect on net income and earnings per share, and may become one of the factors that the Compensation Committee will consider in determining the types and amounts of equity-based compensation awards.

The 2005 Plan will expire on June 14, 2015 (the tenth anniversary of the adoption of the 2005 Plan by the Board of Directors), or sooner if no further shares of Common Stock remain available for issuance under the 2005 Plan, or upon any termination of the 2005 Plan by the Board of Directors. Any awards under the 2005 Plan that are outstanding at the time of expiration or termination of the 2005 Plan will remain in effect until they have been exercised or terminated, or have expired.

The 2005 Plan will be administered by the Compensation Committee of the Board of Directors, each of whose members must be an outside director and "independent" within the rules of the American Stock Exchange. In the absence of a Compensation Committee, the 2005 Plan will be administered by the independent members of the Board of Directors. The 2005 Plan administrator will have full authority to make awards under the 2005 Plan consistent with the specific requirements of the 2005 Plan, and containing other terms and conditions (which may include, among other things, vesting, time-in-service, performance criteria and other requirements, termination and forfeiture provisions, payment and settlement methods, and the ability to exercise options on a cashless basis through the surrender of outstanding shares or awards under the 2005 Plan) as may be deemed appropriate in each instance. The 2005 Plan gives broad latitude to the 2005 Plan administrator to determine the amounts and types of awards and the allocation of awards as among the various eligible participants, and expressly grants the 2005 Plan administrator the right, without requirement of stockholder approval, to reprice any or all options and other awards under the 2005 Plan, subject to specific limitations imposed by the 2005 Plan, and under applicable tax law with respect to incentive stock options.

On October 11, 2004, Congress passed the American Jobs Creation Act of 2004 (the "Act"), which contains provisions relating to deferred compensation plans. President Bush has since signed this legislation. The Act gives the Treasury Department the authority to issue Treasury Regulations to define terms, provide exceptions, and create a window of time during which existing plans may be altered or amended in order to comply with the Act. Until such Treasury Regulations are promulgated, it is impossible to predict the effect the legislation will have on the operation of the 2005 Plan. The Act provides that all compensation deferred after December 31, 2004 under a "non-qualified deferred compensation plan" will be includible in gross income for the tax year, to the extent not subject to a "substantial risk of forfeiture" and not previously included in gross income, if, at any time during the tax year, the plan either fails to meet the requirements for (i) distributions, (ii) acceleration of benefits, and (iii) elections, or is not operated in accordance with any of the aforementioned requirements. The definition of a "nonqualified deferred compensation plan" is broad enough to include stock options, supplemental executive retirement plans, stock appreciation rights, restricted stock, bonus and incentive deferral arrangements, restricted stock units, and phantom stock plans. The Act is not intended to change the tax treatment of incentive stock options and options granted under employee stock purchase plans (ESPPs). Furthermore, the Act is not intended to apply to non-qualified stock options if such options (a) are taxable under Section 83 of the Internal Revenue Code; (b) provide for the grant of the option with a strike price that is not less than the fair market value of the underlying stock on the date of grant; and (c) do not include any deferral feature other than the feature that the option holder has the right to exercise the option in the future. Consistent with its general authority to amend the 2005 Plan (except for matters requiring stockholder approval under applicable law or stock exchange rules), the Board of Directors will have the right, without further stockholder approval, to amend the 2005 Plan so that it complies with the Act, as and when the related Treasury Regulations become effective.

          THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                         THE APPROVAL OF THE 2005 PLAN


                                  OTHER MATTERS

We know of no other matters to come before the Special Meeting other than those referred to in the Notice of Special Meeting of Stockholders. However, if any other matters properly come before the Special Meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting the shares represented by the proxy.


                          ANNUAL REPORT ON FORM 10-K/A

We will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission, including the financial statements and the schedules thereto. We do not undertake to furnish without charge copies of all exhibits to our Form 10-K/A, but we will furnish any exhibit upon the payment of a charge equal to our costs of copying and mailing any such exhibits. Written requests should be directed to Mrs. Dawn M. Schlegel, Chief Financial Officer, DHB Industries, Inc., 400 Post Avenue, Suite 303, Westbury, New York 11590. Each such request must set forth a good faith representation that, as of the record date, the person making the request was a beneficial owner of securities entitled to vote at the Special Meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

                                DAWN M. SCHLEGEL
                                    SECRETARY

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A



             DHB INDUSTRIES, INC. 2005 OMNIBUS EQUITY INCENTIVE PLAN

                              DHB INDUSTRIES, INC.
               2005 OMNIBUS LONG-TERM INCENTIVE COMPENSATION PLAN


1.       Purpose...............................................................1

2.       Definitions...........................................................1

3.       Administration........................................................5

         (a)      Authority of the Committee...................................6
         (b)      Manner of Exercise of Committee Authority....................6
         (c)      Limitation of Liability......................................6

4.       Shares Subject to Plan................................................6

         (a)      Limitation on Overall Number of Shares Subject to Awards.....6
         (b)      Application of Limitation to Grants of Awards................7
         (c)      Availability of Shares Not Delivered under Awards............7
         (d)      No Further Awards Under Prior Plan...........................7

5.       Eligibility; Per-Person Award Limitations.............................7

6.       Specific Terms of Awards..............................................8

         (a)      General......................................................8
         (b)      Options......................................................8
         (c)      Stock Appreciation Rights....................................9
         (d)      Restricted Stock Awards.....................................10
         (e)      Deferred Stock Award........................................11
         (f)      Bonus Stock.................................................12
         (g)      Performance Awards..........................................12
         (h)      Other Stock-Based Awards....................................12

7.       Certain Provisions Applicable to Awards..............................12

         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards......13
         (b)      Term of Awards..............................................13
         (c)      Form and Timing of Payment Under Awards; Deferrals..........13
         (d)      Exemptions from Section 16(b) Liability.....................13
         (e)      Compliance with Code Section 409A...........................14

8.       Code Section 162(m) Provisions.......................................14

         (a)      Covered Employees...........................................14
         (b)      Performance Criteria........................................14
         (c)      Performance Period; Timing for Establishing Performance
                  Goals.......................................................15
         (d)      Adjustments.................................................15

9.       Change in Control....................................................15

         (a)      Effect of "Change in Control"...............................15
         (b)      Definition of "Change in Control"...........................16

10.      General Provisions...................................................18

         (a)      Compliance With Legal and Other Requirements................18
         (b)      Limits on Transferability; Beneficiaries....................18
         (c)      Adjustments.................................................18
         (d)      Taxes.......................................................20
         (e)      Changes to this Plan and Awards.............................20
         (f)      Limitation on Rights Conferred Under Plan...................21
         (g)      Unfunded Status of Awards; Creation of Trusts...............21
         (h)      Nonexclusivity of this Plan.................................21
         (i)      Payments in the Event of Forfeitures; Fractional Shares.....21
         (j)      Governing Law...............................................21
         (k)      Non-U.S. Laws...............................................21
         (l)      Plan Effective Date and Shareholder Approval; Termination
                  of Plan.....................................................22

                              DHB INDUSTRIES, INC.
                       2005 OMNIBUS EQUITY INCENTIVE PLAN

     1. PURPOSE. The purpose of this 2005 OMNIBUS EQUITY INCENTIVE PLAN (this "Plan") is to assist DHB Industries, Inc., a public corporation (the "Company"), and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

     2. DEFINITIONS. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to the terms defined in Section 1 hereof.

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under this Plan.

          (b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

          (c) "Business  Combination"  has the meaning  ascribed to such term in
     Section 9(b)(iii) hereof.

          (d) "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
     Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (e) "Beneficial Owner" has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (f) "Board" means the Company's Board of Directors.

          (g) "Cause" shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in an applicable Award Agreement, "Cause" shall have the equivalent meaning or the same meaning as "cause" or "for cause" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a

     Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant's work performance, (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity, or
     (vii) any statement (written or verbal) by the Participant which denigrates, demeans, libels or slanders the Company or a Related Entity and which has had or is reasonably likely to have a material adverse effect on the Company or any Related Entity or its business, operations or reputation. The good faith determination by the Committee of whether the Participant's Continuous Service was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

          (h) "Change in Control" means a Change in Control as defined with related terms in Section 9(b) of this Plan.

          (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (j) "Committee" means the Compensation Committee of the Board or another committee comprised of Board members and designated by the Board to administer this Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of this Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under this Plan, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) "Independent".

          (k) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (l) "Continuous Service" means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (m) "Covered Employee" means an Eligible Person who is a "covered employee" within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

          (n) "Deferred Stock" means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

          (o) "Deferred Stock Award" means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

          (p) "Director" means a member of the Board or the board of directors of any Related Entity.

          (q) "Disability" means a permanent or total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

          (r) "Effective Date" means the date on which this Plan is adopted by the Board, which is June 14, 2005, subject to approval within twelve (12) months thereafter by stockholders of the Company in accordance with Section 10(l) hereof.

          (s) "Eligible Person" means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Code Sections 424(e) and (f), respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in this Plan.

          (t) "Employee" means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (u) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (v) "Fair Market Value" means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (w) "Good Reason" shall, with respect to any Participant, have the meaning specified in the applicable Award Agreement. In the absence of any definition in an applicable Award Agreement, "Good Reason" shall have the equivalent meaning or the same meaning as "good reason" or "for good reason" set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

          (x)  "Incentive   Stock  Option"  means  any  Option  intended  to  be
     designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (y) "Incumbent Board" has the meaning ascribed to such term in Section 9(b)(ii) hereof.

          (z) "Independent," when referring to either the Board or members of the Committee, has the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed or quoted for trading, and if not listed or quoted for trading, by the rules of American Stock Exchange.

          (aa) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

          (bb) "Optionee" means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

          (cc) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(i) hereof.

          (dd) "Outstanding Company Common Stock" has the meaning ascribed to such term in Section 9(b)(i) hereof.

          (ee) "Outstanding Company Voting Securities" has the meaning ascribed to such term in Section 9(b)(i) hereof.

          (ff) "Participant" means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (gg) "Performance Award" means any Award granted pursuant to Section 6(g) hereof.

          (hh) "Performance Period" means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

          (ii) "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (jj) "Related Entity" means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

          (kk) "Restricted Stock" means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          (ll) "Restricted Stock Award" means an Award granted to a Participant under Section 6(d) hereof.

          (mm)  "Restriction  Period" has the  meaning  ascribed to such term in
     Section 6(d)(i) hereof.

          (nn) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to this Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (oo) "Shares" means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

          (pp) "Stock Appreciation Right" means a right granted to a Participant under Section 6(c) hereof.

          (qq) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 80% or more of the total combined voting power of the then outstanding securities or interests of such corporation entitled to vote generally in the election of directors or in which the Company has at least 80 percent of the profits interest or capital interest of such other entity.

          (rr) "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

     3. ADMINISTRATION.

          (a) AUTHORITY OF THE COMMITTEE. This Plan shall be administered by the Committee, except to the extent the Board elects to administer this Plan, in which case this Plan shall be administered by only those directors who are Independent Directors and references herein to the "Committee" shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of this Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of this Plan, construe and interpret this Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of this Plan. In exercising any discretion granted to the Committee under this Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

          (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.

          (c) LIMITATION OF LIABILITY. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company's independent auditors, Consultants or any other agents assisting in the administration of this Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4. SHARES SUBJECT TO PLAN.

          (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Restricted Stock Awards or Deferred Stock Awards, and (iii) covered by Stock Appreciation Rights, is 2,500,000 Shares. In addition, subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under this Plan pursuant to the exercise of Incentive Stock Options is 2,000,000 Shares. No Participant may receive Awards representing more than 1,000,000 Shares in any one calendar year. The foregoing limitations shall be applied as of any date by taking into account the number of Shares available to be made the subject of new Awards as of such date, plus the number of Shares previously issued under this Plan and the number of Shares subject to outstanding Awards as of such date. Any Shares delivered under this Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

          (b) APPLICATION OF LIMITATION TO GRANTS OF AWARDS. No Award may be granted if the number of Shares to be delivered in connection with such Award or, in the case of an Award relating to Shares but settled only in cash, the number of Shares to which such Award relates, exceeds the number of Shares remaining available under this Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

          (c) AVAILABILITY OF SHARES NOT DELIVERED UNDER AWARDS.

               (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under this Plan.

               (ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under this Plan.

          (d) NO FURTHER AWARDS UNDER PRIOR PLAN. In light of the adoption of this Plan, no further awards shall be made under any prior plans after the Effective Date.

     5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under this Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in each fiscal year during any part of which this Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Performance Awards, and/or Other Stock-Based Awards with respect to more than 1,000,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to any Performance Period with respect to Performance Awards is $1,000,000 multiplied by the number of full years in the Performance Period.

     6. SPECIFIC TERMS OF AWARDS.

          (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including but not limited to terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant, terms requiring the achievement of performance goals and/or future service requirements in order for Awards to vest and be exercisable, and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, no consideration other than services may be required for the grant (but not the exercise) of any Award.

          (b) OPTIONS. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

               (i) EXERCISE PRICE. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price per Share under such Incentive Stock Option shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

               (ii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

               (iii) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any Incentive Stock Option under
          Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                    (A) the Option shall not be exercisable  more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be for no more than five years from the date of grant; and

                    (B) The aggregate  Fair Market Value  (determined  as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000.

          (c) STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights to any Eligible Person (a "Stock Appreciation Right"), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of this Plan, including the following:

               (i) RIGHT TO PAYMENT. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock

          Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant.

               (ii) OTHER TERMS. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. The amount payable upon exercise of a Stock Appreciation Right shall be paid solely in the form of Shares, unless the Committee determines that payment in the form of cash or property (other than Shares) would not cause the Stock Appreciation Rights to be subject to Section 409A of the Code.

          (d) RESTRICTED STOCK AWARDS. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

               (i) GRANT AND RESTRICTIONS. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the "Restriction Period"). The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award Agreement relating to the subject Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

               (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable Restriction Period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

               (iii) CERTIFICATES FOR STOCK. Restricted Stock granted under this
          Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that (A) "stop transfer" instructions be placed against such Restricted Stock with the Company's transfer agent, (B) such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, (C) the Company retain physical possession of the certificates, and (D) the Participant deliver stock powers to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) DIVIDENDS AND SPLITS. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

               (v) MINIMUM VESTING PERIOD. Except for certain limited situations (including termination of employment, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, or grants to Directors), Restricted Stock Awards subject solely to future service requirements shall have a Restriction Period of not less than three years from date of grant (but permitting pro-rata vesting over such time).

          (e)  DEFERRED  STOCK  AWARD.  The  Committee  is  authorized  to grant
     Deferred Stock Awards to any Eligible Person on the following terms and conditions:

               (i) AWARD AND RESTRICTIONS. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee. In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

               (ii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of a Participant's Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant's Deferred Stock Award that is at that time subject to deferral shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

          (f) BONUS STOCK. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g) PERFORMANCE AWARDS. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 hereof. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 hereof or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8 hereof. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

          (h) OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of this Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under this Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under this Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this
     Section 6(h) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

     7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

          (a) STAND-ALONE, ADDITIONAL, AND SUBSTITUTE AWARDS. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.

          (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or, in the case of an Incentive Stock Option, such shorter term as may be required under Section 422 of the Code).

          (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company's compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company's securities are listed or quoted for trading and, if not listed or quoted for trading on either the American Stock Exchange or a national securities exchange, then the rules of the American Stock Exchange. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, upon occurrence of one or more specified events (in addition to a Change in Control), if the Committee determines that such acceleration and cash settlement would not cause the Award to be subject to Section 409A of the Code or, if such Award is or would be subject to Section 409A, would not cause the Award to fail to meet, or to be operated in accordance with, the requirements of Section 409A (including, without limitation, those referred to in Code Section 409(a)(1)(A)(i)). Installment or deferred payments may be required by the Committee (subject to Section 10(e) hereof, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments.

          (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

          (e) COMPLIANCE WITH CODE SECTION 409A. It is the intent of the Company that each Award under this Plan either (i) not be subject to the requirements of Section 409A, as interpreted by IRS Notice 2005-1 (2005-2 I.R.B. 274) and any subsequent guidance published by the IRS regarding
     Section 409A, or (ii) meet and be operated in accordance with such requirements. Accordingly, each Award under this Plan shall comply with the requirements of Section 409A, if applicable, and shall be administered in accordance with such requirements.

     8. CODE SECTION 162(M) PROVISIONS.

          (a) COVERED EMPLOYEES. If and to the extent that the Committee determines at the time a Restricted Stock Award, a Performance Award, or an Other Stock-Based Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 8 is applicable to such Award.

          (b) PERFORMANCE CRITERIA. If a Restricted Stock Award, a Performance Award or an Other Stock-Based Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues or margins; (3) increase in cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pre-tax earnings, earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including
     (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

          (c) PERFORMANCE  PERIOD;  TIMING FOR ESTABLISHING  PERFORMANCE  GOALS.
     Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          (d) ADJUSTMENTS. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

     9. CHANGE IN CONTROL

          (a) EFFECT OF "CHANGE IN CONTROL."

               (i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

               (ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under this Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

               (iii)  With  respect  to  any  outstanding   Performance   Award,
          Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award subject to achievement of performance goals and conditions under this Plan, (A) a pro rata portion of the Award shall be considered earned and payable based on the portion of the Performance Period completed as of the date of the Change in Control and based on performance to such date, or if performance to such date is not determinable, based on target performance, and (B) the value at target performance of the remaining portion of the Award shall be converted to a Restricted Stock Award, or a Deferred Stock Award for purposes of
          Section 9(a)(iv). If Awards are not assumed or substituted for by the successor company pursuant to Section 9(a)(iv), then the full Award shall be considered earned and payable.

               (iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company
          substantially   equal  in  fair   market   value  to  the  per   share
          consideration received by holders of Shares in the transaction constituting the Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

          (b) DEFINITION OF "CHANGE IN CONTROL". Unless otherwise specified in an Award Agreement, a "Change in Control" shall mean the occurrence of any of the following:

               (i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or
          (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

               (ii) During any period of twelve (12) consecutive months (not including any period prior to the Effective Date), individuals who constitute the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

               Notwithstanding anything to the contrary in the foregoing provisions of this Section 9, in no event shall a "Change in Control" for purposes of this Plan include a transaction or other event or series of events that would not be a "Change in Control Event" as defined in IRS Notice 2005-1 (or such Treasury Regulations or other guidance published by the IRS as may modify or supercede Notice 2005-1).

     10. GENERAL PROVISIONS.

          (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

          (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest granted under this Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under this Plan from or through any Participant shall be subject to all terms and conditions of this Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c) ADJUSTMENTS.

               (i) ADJUSTMENTS TO PLAN SHARES AND AWARDS. In the event that, at any time and from time to time subsequent to the Effective Date, there occurs any stock dividend, extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event relating to or affecting the outstanding Shares and/or such other securities of the Company or any other applicable issuer, then the number of Shares then available under this Plan shall be arithmetically or otherwise appropriately adjusted to reflect the effects of such transaction or event, and the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under
          Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

               (ii) ADJUSTMENTS IN CASE OF CERTAIN CORPORATE TRANSACTIONS. In the event of any proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Shares are exchanged for or converted into securities issued by another entity, the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Award or substitute an equivalent option, right or other award. If the successor or acquiring entity or an affiliate thereof does not cause such an assumption or substitution of any Award, then that Award shall terminate upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

               (iii) OTHER ADJUSTMENTS. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would (i) cause Options, Stock Appreciation Rights, Performance Awards granted under Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder or (ii) cause any Award hereunder to fail to satisfy the requirements of Code Section 409A, if applicable.

          (d) TAXES. The Company and any Related Entity are authorized to withhold, from any Award granted, any payment relating to an Award under this Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) CHANGES TO THIS PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate this Plan, or the Committee's authority to grant Awards under this Plan, without the consent of stockholders or Participants, except that any amendment or alteration to this Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in or in a manner in violation of this Plan; provided that, without the consent of an affected Participant, no such Committee or Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything to the contrary contained in this Plan, but subject to the express requirements of this Plan and Section 409A of the Code with regard to the minimum exercise price or other pricing applicable to Options or Stock Appreciation Rights (as the case may be), the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the stockholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciate Rights and replace them with Awards having a lower exercise price without the prior approval of the stockholders of the Company.

          (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity,
     (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person's or Participant's Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

          (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in this Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company's obligations under this Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of this Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (h) NONEXCLUSIVITY OF THIS PLAN. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

          (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other


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


     consideration. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) GOVERNING LAW. The validity, construction and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the jurisdiction of incorporation of the Company without giving effect to principles of conflict of laws and excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the laws of the jurisdiction of incorporation of the Company.

          (k) NON-U.S. LAWS. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of this Plan.

          (l) PLAN EFFECTIVE DATE AND SHAREHOLDER APPROVAL; TERMINATION OF PLAN. This Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to this Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event that stockholder approval is not obtained. This Plan shall terminate at the earlier of (i) termination of this Plan by the Board, or (ii) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of this Plan shall remain in effect until they have been exercised or terminated, or have expired.


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